UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 18, 2015, Pressure BioSciences, Inc. (the “Company”) held a special meeting in lieu of the annual meeting of stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following proposals described in detail in the Company’s definitive information statement for the Meeting (the “Information Statement”) filed with the Securities and Exchange Commission on November 20, 2015. As of the record date for the Meeting, there were 21,485,654 shares of the Company’s common stock, par value $0.001 per share, issued and outstanding and entitled to one vote for each share held. At the meeting there were a total of 16,295,919 shares of common stock, or 75.85% of the total number of shares eligible to vote, present or submitted by proxy prior to the meeting, constituting a quorum.

Proposal 1 — Elect two directors as Class I Directors until the 2018 Annual Meeting of Stockholders. The election of each director was approved as follows:

			Shares voted
Nominee	For	Against	Withhold	Broker Non-Votes
Jeffrey Peterson	7,838,935	N/A	121,789	8,335,195
Michael Urdea	7,839,035	N/A	121,689	8,335,195

Proposal 2: Ratify the appointment of MaloneBailey LLP as the Company’s independent auditors for fiscal year 2015. The ratification of the appointment of MaloneBailey LLP as the Company’s independent auditor for fiscal year 2015 was approved as follows:

Shares voted
For	15,833,855
Against	459,275
Abstain	2,789
Broker Non-Votes	0

Proposal 3: Approval of an amendment to our articles of organization to effect a reverse stock split of our Common Stock by a ratio of not less than one-for-two and not more than one-for-twenty at any time within twelve months following the Meeting for the purpose of assisting the Company in meeting the listing requirements of the Nasdaq Capital Market or another exchange, with the decision of whether or not to implement a reverse stock split and the exact ratio to be set at a whole number within this range to be made by our Board of Directors in its sole discretion. The Approval of the Amendment was approved as follows:

Shares voted
For	14,351,483
Against	1,695,874
Abstain	248,562
Broker Non-Votes	0

Proposal 4: Approval of an adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of such adjournment to approve any of Proposal Nos. 1 through 3. The Approval of the Adjournment was approved as follows:

Shares voted
For	15,389,719
Against	742,639
Abstain	163,561
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: December 23, 2015	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President